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                                                                 EXHIBIT 10.21


                               AMENDMENT NO. 6 TO
                 AMENDED AND RESTATED LINE OF CREDIT AGREEMENT

          This Amendment No. 6 (the "Amendment") dated as of March 9, 1998, is among Bank of America National Trust and Savings Association (the "Bank"), The Gymboree Corporation ("TGC"), Gymboree Manufacturing, Inc. ("GMI"), Gymboree, Inc. ("GI"), Gymboree Industries Limited ("GIL"), Gymboree U.K., Limited ("GUKL"), Gymboree U.K. Leasing Limited ("GUKLL"), Gymboree Ireland Leasing Limited ("GILL"), Gymboree of Ireland, Limited ("GOIL"), Gymboree Industries Holdings Limited ("GIHL"), Gymboree Hong Kong Limited ("GHKL"), and Gymboree Japan K.K ("GJKK"). (TGC, GMI, GI, GIL, GUKL, GUKLL, GILL, GOIL, GIHL, GHKL, and GJKK are hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower").

                                    RECITALS

          A. The Bank, TGC, and GMI entered into a certain Amended and Restated Line of Credit Agreement dated as of October 27, 1995, as previously amended (the "Agreement").

Pursuant to Amendment No. 1 to Amended and Restated Line of Credit Agreement dated as of July 17, 1997, GI and GIL were added as Borrowers.

Pursuant to Amendment No. 2 to Amended and Restated Line of Credit Agreement dated as of August 11, 1997 ("Amendment No. 2"), GUKL was added as a Borrower for the limited purpose of making available to GUKL the new foreign exchange facility added to the Agreement by Amendment No. 2.

Pursuant to Amendment No. 3 to Amended and Restated Line of Credit Agreement and Waiver dated as of January 9, 1998 ("Amendment No. 3 and Waiver"), GUKLL was added as a Borrower for the limited purpose of making standby letters of credit available to GUKLL. Standby letters of credit were also made available to GUKL pursuant to Amendment No. 3 and Waiver.

Pursuant to Amendment No. 4 to Amended and Restated Line of Credit Agreement dated as of January 30, 1993, TGC's liquidity covenant was amended for and only for TGC's fiscal year ending as of January 31, 1998.

Pursuant to Amendment No. 5 to Amended and Restated Line of Credit Agreement dated as of March 9, 1998, cash advances for use by TGC were made available under the Agreement, TGC's tangible net worth covenant was amended, TGC's liquidity covenant was further amended, and a requirement for certain additional guaranties was added to the Agreement.

          B. TGC has three wholly-owned Irish subsidiaries, GILL, GOIL, and GIHL, and a wholly-owned Japanese subsidiary,



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GJKK, GIHL, in turn, has a wholly-owned Chinese subsidiary, GHKL, in addition to GIHL's wholly-owned Irish subsidiary, GIL.

          C. TGC, GMI, GI, GIL, GUKL, and GUKLL have requested the Bank to add GILL, GOIL, GIHL, GHKL, and GJKK as Borrowers under the Agreement for the limited purpose of making available to GILL, GOIL, GIHL, GHKL, and GJKK the foreign exchange facility added to the Agreement by Amendment No. 2. They have also requested the Bank to make the foreign exchange facility available to the existing Borrower, GUKLL. The Bank is willing to grant these requests subject to the additional terms and conditions set forth in this Amendment.

          D. The Bank and the Borrowers desire to amend the Agreement in order to memorialize the terms and conditions under which GILL, GOIL, GIHL, GHKL, and GJKK are added as Borrowers under the Agreement.

          E. The Bank and the Borrowers also desire to amend the Agreement in order to adjust the contract limit, the settlement limit, and the revaluation limit applicable to the foreign exchange facility.

                                   AGREEMENT

          1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

          2.   Amendments.  The Agreement is hereby amended as follows:

               2.1 The second sentence of Paragraph 1.4 (a) is amended to read in its entirety as follows:

          The foreign exchange contract limit will be Fifty Million U.S. Dollars ($50,000,000), and the settlement limit will be Fifty Million U.S. Dollars ($50,000,000).

               2.2 In Paragraph 1.4 (k), the amount "Seven Million Five Hundred Thousand Dollars ($7,500,000)" is substituted for the amount "One Million Dollars ($1,000,000)" as the Revaluation Limit.

               2.3 The final sentence of the definition of "Subsidiary" in Paragraph 5.1 is amended to read in its entirety as follows:

               The term "Subsidiary" shall include GMI, GI, GIL, GUKL, GUKLL, GILL, GOIL, GIHL, GHKL, or GJKK in the event that GMI, GI, GIL, GUKL, GUKLL, GILL, GOIL, GIHL, GHKL, or GJKK is no longer a "Borrower" under this Agreement.

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                    2.4  Paragraph 9.2(e) is amended to read in its entirety as follows:

                         (e) GI, GIL, GUKL, GUKLL, GILL, GOIL, GIHL, GHKL, and GJKK irrevocably appoint TGC and GMI as their process agents to receive, for them and on their behalf, service of process in any legal action or proceeding with respect to this Agreement. If TGC's or GMI's chief executive office is no longer located in the State of California, GI, GIL, GUKL, GUKLL, GILL, GOIL, GIHL, GHKL, and GJKK also appoint the Secretary of State of the State of California as their process agent to receive, for them and on their behalf, service of process in any legal action or proceeding with respect to this Agreement. If for any reason GI's, GIL's, GUKL's, GUKLL's, GILL's, GOIL's, GIHL's, and GHKL's, and GJKK's process agents are unable to act as such GI, GIL, GUKL, GUKLL, GILL, GOIL, GIHL, GHKL, and GJKK shall promptly notify the Bank and within thirty (30) days appoint a substitute process agent or agents acceptable to the Bank. Nothing in this Agreement will affect the right of the Bank to serve process in any manner permitted by law.

               3. GILL's, GOIL's, GIHL's, GHKL's, and GJKK's Acknowledgment. GILL, GOIL, GIHL, GHKL, and GJKK hereby acknowledge that by executing this Amendment and thereby becoming Borrowers under the Agreement for the limited purpose of entering into spot and forward foreign exchange contracts with the Bank, GILL, GOIL, GIHL, and GJKK promise and agree to perform or to be subject to, as applicable, each and every covenant, agreement, term, and obligation of the Agreement including without limitation, those which pertain to the joint and several liability of each Borrower to the Bank for the payment of all obligations under the Agreement and under any instrument or agreement required under the Agreement.

               4. Representations and Warranties. When the Borrowers sign this Amendment, the Borrowers represent and Warrant to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement, except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within each Borrowers' powers, has been duly authorized, and does not conflict with any Borrower's organizational papers, (d) this Amendment does not conflict with any law, agreement, or obligation by which any Borrower is bound, and (e) the Borrowers are entering into this Amendment on the basis of their own investigation and for their



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own reasons, without reliance upon the Bank or any other entity or individual.

     5. Conditions Precedent. This Amendment will be effective when the Bank receives, in form and content acceptable to the Bank, evidence that the execution, delivery, and performance by GILL, GOIL, GIHL, GHKL, GJKK and GUKLL of this Amendment and any instrument or agreement required under the Agreement, as amended by this Amendment, have been duly authorized.

     6. Condition Subsequent and Additional Acknowledgments. This Amendment will remain effective only if the Bank receives, in form and content acceptable to the Bank, by no later than June 15, 1998, a fully signed Foreign Exchange Master Agreement entered into by GILL, GOIL, GIHL, GHKL, GJKK, GUKLL, and the Bank (as amended, modified or renewed, the "1998 FEMA"). Each such Borrower acknowledges and agrees that all foreign exchange transactions entered into between such Borrower and the Bank shall be subject to the provisions of the Agreement and the 1998 FEMA. In the event of any conflict or inconsistency between the provisions of the Agreement and the provisions of the 1998 FEMA, the provisions of the 1998 FEMA shall control. The occurrence of an Event of Default under the FEMA shall also constitute a event of default under the Agreement.

Further, the Bank and the Borrowers acknowledge and agree that failure to satisfy the above condition subsequent by June 15, 1998, shall constitute an event of default under the Agreement.

     7. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect. Further, nothing in this Amendment shall release TGC, GMI, GI, GIL, GJKL, or GUKLL from any of its obligations under the Agreement.

     This Amendment is executed as of the date stated at the beginning of this Amendment.

                                             Bank of America National Trust
                                             and Savings Association

                                             By /s/ [ILLEGIBLE]
                                               ---------------------------------

                                             Title
                                                  ------------------------------

                                             By
                                               ---------------------------------

                                             Title
                                                  ------------------------------




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                                        The Gymboree Corporation


                                        By  /s/ GARY WHITE
                                          ---------------------------------

                                        Title   President and CEO
                                             ------------------------------

                                        By  /s/ CHARLENE S. GOLD
                                          ---------------------------------

                                        Title   Assistant Secretary
                                             ------------------------------

                                        Gymboree Manufacturing, Inc.

                                        By  /s/ GARY WHITE
                                          ---------------------------------

                                        Title   President and CEO
                                             ------------------------------

                                        By  /s/ CHARLENE S. GOLD
                                          ---------------------------------

                                        Title   Assistant Secretary
                                             ------------------------------

                                        Gymboree, Inc.

                                        By  /s/ GARY WHITE
                                          ---------------------------------

                                        Title   President and CEO/Director
                                             ------------------------------

                                        By  /s/ CHARLENE S. GOLD
                                          ---------------------------------

                                        Title   Assistant Secretary
                                             ------------------------------

                                        Gymboree Industries Limited

                                        By  /s/ GARY WHITE
                                          ---------------------------------

                                        Title   President and CEO/Director
                                             ------------------------------

                                        By  /s/ CHARLENE S. GOLD
                                          ---------------------------------

                                        Title   Director
                                             ------------------------------

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                                        The Gymboree U.K. Limited


                                        By  /s/ GARY WHITE
                                          ----------------------------------

                                        Title   Director/President and CEO
                                             -------------------------------

                                        By  /s/ CHARLENE S. GOLD
                                          ----------------------------------

                                        Title   Assistant Secretary
                                             -------------------------------

                                        Gymboree U.K. Leasing Limited

                                        By  /s/ GARY WHITE
                                          ----------------------------------

                                        Title   Director/President and CEO
                                             -------------------------------

                                        By  /s/ CHARLENE S. GOLD
                                          ----------------------------------

                                        Title   Assistant Secretary
                                             -------------------------------

                                        Gymboree Ireland Leasing Limited

                                        By  /s/ GARY WHITE
                                          ----------------------------------

                                        Title   Director/President and CEO
                                             -------------------------------

                                        By  /s/ CHARLENE S. GOLD
                                          ----------------------------------

                                        Title   Director/Assistant Secretary
                                             -------------------------------

                                        Gymboree of Ireland, Limited

                                        By  /s/ GARY WHITE
                                          ----------------------------------

                                        Title   Director/President and CEO
                                             -------------------------------

                                        By  /s/ CHARLENE S. GOLD
                                          ----------------------------------

                                        Title   Director/Assistant Secretary
                                             -------------------------------

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                                        Gymboree Industries Holdings Limited

                                        By  /s/ GARY WHITE
                                          ----------------------------------

                                        Title   Director/President and CEO
                                             -------------------------------

                                        By  /s/ CHARLENE S. GOLD
                                          ----------------------------------

                                        Title   Director/Asst. Sec.
                                             -------------------------------

                                        Gymboree Hong Kong Limited

                                        By  /s/ GARY WHITE
                                          ----------------------------------

                                        Title   Director/President and CEO
                                             -------------------------------

                                        By  /s/ CHARLENE S. GOLD
                                          ----------------------------------

                                        Title   Director/Asst. Sec.
                                             -------------------------------

                                        Gymboree Japan K.K.

                                        By  /s/ GARY WHITE
                                          ----------------------------------

                                        Title   Director/President and CEO
                                             -------------------------------

                                        By  /s/ CHARLENE S. GOLD
                                          ----------------------------------

                                        Title   Director/Asst. Sec.
                                             -------------------------------



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